UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

CSQUARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-43401	83-0679216
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Olympus Blvd., Suite 510

Coppell, TX 75019

(Address of principal executive offices) (Zip Code)

(855) 699-8372

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CSQR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On July 15, 2026, Csquare, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and TD Securities (USA) LLC, as representatives of the several underwriters set forth on Schedule I thereto (collectively, the “Underwriters”), relating to the Company’s initial public offering (the “Initial Public Offering”) of its common stock, par value $0.01 per share (the “Common Stock”). Under the Underwriting Agreement, the Company agreed to sell 50,000,000 shares of Common Stock to the Underwriters at a public offering price of $21.00 per share, less the underwriting discounts and commissions, and also granted the Underwriters an option to purchase up to an additional 7,500,000 shares of Common Stock at the same price for a period of 30 days following July 15, 2026. The material terms of the Underwriting Agreement are described in the prospectus, dated July 15, 2026, filed by the Company with the Securities and Exchange Commission on July 16, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The sale of the 50,000,000 shares of Common Stock to the Underwriters closed on July 17, 2026 and provided net proceeds to the Company of $1,010.0 million after deducting the underwriter discounts and commissions.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities under the Securities Act or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various investment banking services for the Company for which they received or will receive customary fees and expenses.

Registration Rights Agreement

On July 17, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain entities managed or controlled by Brookfield Corporation or its affiliates and Brookfield Wealth Solutions Ltd. or its affiliates (collectively, “Brookfield”).

Subject to several exceptions, including the Company’s right to defer a demand registration, shelf registration or underwritten offering under certain circumstances, Brookfield and certain permitted transferees may require that the Company register for public resale under the Securities Act all shares of the Common Stock that they request to be registered at any time, subject to the restrictions in the lock-up agreements entered into in connection with the Initial Public Offering, so long as the securities being registered in each registration statement or sold in any underwritten offering are reasonably expected to produce aggregate proceeds of at least $50.0 million.

If the Company becomes eligible to register the sale of its securities on Form S-3 under the Securities Act, which will not be until at least twelve calendar months after July 15, 2026, Brookfield and certain affiliate transferees have the right to require the Company to register the sale of the Common Stock held by them on Form S-3, subject to offering size and other restrictions. Brookfield also has the right to request marketed and non-marketed underwritten offerings using a shelf registration statement, including block trades, subject to certain restrictions.

If the Company proposes to file certain types of registration statements under the Securities Act with respect to an offering of equity securities (including for sale by the Company), the Company will be required to use its reasonable best efforts to offer Brookfield the opportunity to register the sale of all or part of their shares on the terms and conditions set forth in the Registration Rights Agreement (customarily known as “piggyback rights”).

All expenses of registration under the Registration Rights Agreement, including the legal fees of counsel chosen by stockholders participating in a registration, will be paid by the Company.

The registration rights granted in the Registration Rights Agreement are subject to customary restrictions including blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter or underwriters. The Registration Rights Agreement also contains customary indemnification and contribution provisions and permits assignment of registration rights to permitted transferees that become party thereto, subject to the ownership thresholds and other conditions set forth therein. For so long as Brookfield and its affiliates beneficially own at least 20% of the outstanding Common Stock, the Company may not grant registration rights to any other person without Brookfield’s prior written consent. The Registration Rights Agreement is governed by Delaware law.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Stockholders Agreement

On July 17, 2026, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”) with Brookfield.

The Stockholders Agreement provides that Brookfield has the right, at any time until Brookfield no longer beneficially owns at least 5% of the outstanding Common Stock, to nominate a number of directors comprising a percentage of the Company’s board of directors (the “Board”) in accordance with its beneficial ownership of the outstanding Common Stock (rounded up to the nearest whole number), except that if Brookfield beneficially owns more than 50% of the outstanding Common Stock, Brookfield has the right to nominate a majority of the directors. Any vacancy on the Company’s Board in respect of a Board member nominated by Brookfield (a “Brookfield Director”) will be filled only by individuals designated by Brookfield, for so long as Brookfield beneficially owns at least 5% of the outstanding Common Stock.

Additionally, the Stockholders Agreement also specifies that, in the event that Brookfield has nominated less than the total number of Brookfield Directors that it is entitled to nominate, Brookfield will have the right, at any time, to nominate such additional nominee(s), and the Board will take all necessary actions, whether by increasing the size of the Board or otherwise, to effect the election of such additional nominee(s) to fill any existing vacancy or newly-created directorship. To the extent any nominee to become a Brookfield Director is not elected as a director at a meeting of the Company’s stockholders, Brookfield will continue to have the right to nominate the nominee to become a Brookfield Director, and the Board will take all necessary actions, whether by increasing the size of the Board or otherwise, to effect the election of such additional nominee(s) to fill any existing vacancy or newly-created directorship.

The Stockholders Agreement sets forth certain information rights granted to Brookfield for so long as Brookfield beneficially owns at least 3% of the outstanding Common Stock. Further, the Stockholders Agreement provides that the Company’s certificate of incorporation will always include a waiver of any interest or expectancy in certain corporate opportunities in favor of Brookfield and its representatives.

The Stockholders Agreement also provides that until Brookfield no longer beneficially owns at least 20% of the issued and outstanding Common Stock, the Company will not take certain significant actions specified therein without the prior consent of Brookfield.

The foregoing summary of the Stockholders Agreement is qualified in its entirety by reference to the Stockholders Agreement, which is filed herewith as Exhibit 10.2, and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 15, 2026, in connection with the Initial Public Offering, the Company amended and restated its certificate of incorporation and amended and restated its bylaws as previously reported in the Company’s Registration Statement.

The Company’s Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and incorporated by reference herein, and the Company’s Amended and Restated Bylaws are filed herewith as Exhibit 3.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Csquare, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-8, filed on July 15, 2026)
3.2	Amended and Restated Bylaws of Csquare, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-8, filed on July 15, 2026)
10.1	Registration Rights Agreement, dated as of July 17, 2026, by and between Csquare, Inc. and the Holders party thereto
10.2	Stockholders Agreement, dated as of July 17, 2026, by and among Csquare, Inc. and the stockholders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSQUARE, INC.

Date: July 17, 2026	By:	/s/ Catherine Smith
		Name:	Catherine Smith
		Title:	Chief Legal and Administrative Officer and Corporate Secretary